Exhibit 10.32

THIRTEENTH AMENDMENT TO

KAISER GROUP INTERNATIONAL, INC.

SECTION 401(k) PLAN

WHEREAS, Kaiser Group International, Inc. (the “Company”), maintains the Kaiser Group International, Inc. Section 401(k) Plan (the “Plan”); and

WHEREAS, Section 10.2 authorizes the Board to amend the Plan;

NOW, THEREFORE, effective January 1, 2006, the Plan is amended as follows:

Exhibit A is amended to delete the reference to Kaiser Analytical Management Services, Inc. as an Excluded Entity.

Executed this 30th day of December, 2005.

KAISER GROUP INTERNATIONAL, INC.

By:	/s/ Douglas W. McMinn
Title: Chief Executive Officer